LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

$379,650,000 (Approximate) LEHMAN XS TRUST, SERIES 2005-6 SENIOR/SUBORDINATE CERTIFICATES

		To 10% Call
			Expected Initial	Legal	Expected
	Approx.		C/E (4)	Final	Ratings
Class	Size ($) (1)	Coupon / Margin (2) (3)	(%)	Maturity	(Moody’s/S&P) (5)
A1(6) (7) (8)	[186,016,000]	LIBOR + [0.20%]	6.50%	November 25, 2035	[Aaa/AAA]
A2 (6) (7)	[71,096,000]	[5.4560%]	6.50%	November 25, 2035	[Aaa/AAA]
A3 (6) (7)	[61,346,000]	[5.8121%]	6.50%	November 25, 2035	[Aaa/AAA]
A4 (6) (7) (9)	[35,384,232]	[5.5053%]	6.50%	November 25, 2035	[Aaa/AAA]
M1(6) (7)	[ ]	[5.5884%]	[ ]%	November 25, 2035	[TBD]
M2 (6) (7)	[ ]	[5.6879%]	[ ]%	November 25, 2035	[TBD]
M3 (6) (7)	[ ]	[6.2816%]	[ ]%	November 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2 and M3 Certificates are not being offered herein.

(1)

The bond sizes are based on the October 1, 2005 collateral balance (the “Cut-off Date Balance”), as shown on pages 14-23.  Subject to a permitted variance of + 10% in the aggregate.

(2)

The interest rates for the Class A1, A2, A3, A4, M1, M2, and M3 Certificates for any Accrual Period will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap (as defined below).

(3)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the margin for the Class A1 Certificates will double, the interest rate for each of the Class A2, Class A3 and Class A4 Certificates will increase by 0.50%, and the interest rate for each of the Class M1, Class M2 and Class M3 Certificates will increase by 0.75%, in each case subject to the Net Funds Cap.

(4)

The expected initial credit enhancement percentage includes the target overcollateralization of 1.00%, and will be supplemented by initial excess spread which will provide additional credit enhancement.

(5)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(6)

Accrued interest will be applied to the Class A2, A3, A4, M1, M2 and M3 Certificates. The Class A1 Certificates will settle flat.

(7)

The Class A1, A2, A3 and A4 Certificates are the Senior Certificates; Classes M1, M2 and M3 are the Subordinate Certificates.

(8)

An interest rate cap will be purchased for the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class A1 Certificates but not credit losses on the mortgage loans.  The [thirty-eight] month Interest Rate Cap will have a strike rate of [6.2604%].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(9)

The Class A4 Certificates are non-accelerating Senior Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Principal Payment Priorities:

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Principal Payment Priority

Prior to the Stepdown Date or whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates until the aggregate Certificate Principal Amount equals the Pool Balance less the Overcollateralization Target for such Distribution Date as follows:

(I)

Concurrently as follows:

i.

To the Class A4 Certificates, the Class A4 Priority Amount; and

ii.

Sequentially, to the Class A1, A2 and A3 Certificates, until reduced to zero; and

(II)

Sequentially, to the Class M1, Class M2, and Class M3 Certificates.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates as described in (I) above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated as described in (II) so that the credit enhancement behind each class equals two times the respective initial credit enhancement percentage for each class (including the Overcollateralization Target), as a product of the current loan balance, subject to a floor equal to approximately 0.50% of the Cut-Off Date Balance.

The “Class A4 Priority Amount” for determining distributions of principal to the Class A4 Certificates for any Distribution Date will be equal to the lesser of (i) the Class Principal Amount of the Class A4 Certificates immediately prior to such Distribution Date and (ii) the product of (x) the Senior Principal Distribution Amount, (y) the Class A4 Percentage and (z) the Class A4 Shift Percentage; provided, however, if prior to such Distribution Date the aggregate Class Principal Amounts of the Class A1, A2 and A3 Certificates have been reduced to zero, the Class A4 Priority Amount will equal 100% of the Senior Principal Distribution Amount.

The “Class A4 Percentage” for any Distribution Date will be equal to the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Class Principal Amount of the Class A4 Certificates immediately prior to such Distribution Date by (y) the aggregate Class Principal Amount of the Class A Certificates immediately prior to such Distribution Date.

The “Class A4 Shift Percentage” for any Distribution Date occurring prior to the 37th Distribution Date (i.e., November 2008) will be 0%; for the 37th through 60th Distribution Dates, 45%; for the 61st through 72nd Distribution Dates, 80%; for the 73rd through 84th Distribution Dates, 100%; and thereafter, 300%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

The ‘‘Principal Remittance Amount’’ for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than in connection with Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less related unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller during the related Prepayment Period (less unrelated unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loans during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) a portion of any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee which have not been reimbursed from the Interest Remittance Amount, but, in the case of the Trustee, subject to an annual ceiling limitation set forth in the trust agreement.

The “Senior Principal Distribution Amount” for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Remittance Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the aggregate Class Principal Amount of the Senior Certificates immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (as defined herein).

The “Senior Target Amount” for any Distribution Date will be equal to the lesser of (a) the product of (i) approximately [87.00%] and (ii) the Pool Balance for such Distribution Date and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date exceeds (ii) 1.00% of the Cut-Off Date Balance.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M1, Class M2, and Class M3 Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the aggregate loan balance after giving effect to distributions on that Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Interest Payment Priority

The Interest Rates for Classes A1, A2, A3, A4, M1, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated or described on pages 1 and 2 and (ii) the Net Funds Cap (as defined herein).  Interest for the Class A2, A3, A4, M1, M2, and M3 Certificates will be calculated on a 30/360 basis.  Interest for the Class A1 Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the Class A2, A3, A4, M1, M2, and M3 Certificates on each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.  The “Accrual Period” for the Class A1 Certificates for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or the closing date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

The Interest Remittance Amount for each Distribution Date will be allocated in the following priority:

(1)

To pay fees including the Servicing Fee and to reimburse the Servicer or Master Servicer for any advances;

(2)

To pay Current Interest and then to pay Carryforward Interest to the Class A1, A2, A3 and A4 Certificates on a prorata basis;

(3)

To pay Current Interest and then to pay Carryforward Interest to Classes M1, M2, and M3 (the “Subordinate Classes”), sequentially;

(4)

To pay the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed “excess interest” for such Distribution Date and will be distributed as principal, according to the Principal Payment Priorities in effect for such Distribution Date, as needed to create or maintain the Overcollateralization Target;

(6)

To pay to the Class A1, A2, A3 and A4 Certificates on a prorata basis any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

To pay sequentially to the Class M1, M2, and M3 Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(8)

Pro rata, to the Class A Certificates any unpaid interest on Deferred Amounts and any unpaid Deferred Amounts;

(9)

To pay sequentially to the Class M1, M2, and M3 Certificates any unpaid Deferred Amounts;

(10)

To pay the holders of the Class X Certificates; and

(11)

All remaining amounts to the holder of the Class R Certificate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Current Interest

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

A1 Interest Rate Cap

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans.  The thirty-eight month Interest Rate Cap will have a strike rate of [6.2604%].  It will contribute cash in the event one-month LIBOR rises above the strike rate. The Notional Balance of the Interest Rate Cap will be equal to the following schedule:

Distribution Dates (Months)	Notional Balance for Interest Rate Cap	Distribution Dates (Months)	Notional Balance for Interest Rate Cap
1	$186,016,000	21	78,549,588
2	182,032,244	22	73,307,993
3	178,033,697	23	68,164,742
4	173,999,554	24	63,118,002
5	169,626,540	25	58,165,971
6	164,922,915	26	53,306,882
7	159,897,935	27	48,539,002
8	154,561,820	28	43,860,628
9	148,925,730	29	39,270,090
10	143,001,729	30	34,765,748
11	136,802,746	31	30,345,994
12	130,469,881	32	26,009,249
13	124,254,675	33	21,753,963
14	118,155,969	34	17,578,616
15	112,171,591	35	13,481,715
16	106,299,411	36	9,461,795
17	100,537,335	37	5,517,419
18	94,883,311	38	2,002,687
19	89,335,324	39	0
20	83,891,397

On each Payment Date, the cap provider will make payments equal to the product of (a) the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) the actual number of days in the corresponding accrual period for the transaction divided by 360, and (c) the lesser of the notional balance set forth above and the class principal amount of the Class A1 Certificates.  Payments received under the Interest Rate Cap will only be available to benefit the Class A1 Certificates or, in certain cases, the Class X Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the product of (x) the weighted average Net Mortgage Rate and (y) with respect to the Class A1 Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided that with respect to the other classes of Certificates clause (y) will be equal to 1.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated or described on pages 1 and 2 exceeds (b) the amount of interest paid on such class calculated using the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class A Certificates (pro-rata).  Any Applied Loss Amounts allocated to the Certificates will become Deferred Amounts (as defined herein). The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC. (“Aurora,” an affiliate of Lehman Brothers), on the Distribution Date following the Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date Balance.  If the optional redemption is not exercised on the first possible Distribution Date by Aurora, then beginning with the following Distribution Date, the interest rate for each of the Class A Certificates (other than the Class A1 Certificates) will increase by 0.50%, the interest rate for each Class of Subordinate Certificates will increase by 0.75% and the margin on the Class A1 Certificate will double, in each case subject to the Net Funds Cap.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Origination and Servicing

95.88% of the Mortgage Loans were originated by Aurora Loan Services, LLC. 96.02% of the Mortgage Loans are serviced by Aurora Loan Services, LLC.

Credit Enhancement

Subordination

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, the Class M1 Certificates will be senior in right of priority to the Class M2 Certificates and Class M3 Certificates; the Class M2 Certificates will be senior in right of priority to the Class M3 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class M3 Certificates, Class M2 Certificates, Class M1 Certificates, and then the Class A Certificates (pro rata) have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization).  Excess spread will be used to create or maintain the Overcollateralization Target. As of the Closing Date, the total principal balance of the pool 3 mortgage loans will exceed the total principal amount of the group 3 certificates by approximately $3,834,949, which is approximately 1.00% of the Cut-Off Date Balance.

The “Overcollateralization Target” for any Distribution Date is an amount equal to approximately $3,834,949 (1.00% of the Cut-off Date Balance).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [41.85%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date loan principal balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

November 2008 through October 2009

[0.75%] for the first month, plus an additional

1/12th of 0.40% for each month thereafter

November 2009 through October 2010

[1.15%] for the first month, plus an additional

1/12th of 0.35% for each month thereafter

November 2010 through October 2011

[1.50%] for the first month, plus an additional

1/12th of 0.25% for each month thereafter

November 2011 and thereafter

[1.75%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all of the Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Other Considerations

This term sheet solely describes one group of senior certificates and its related fixed rate mortgage pool in the LXS 2005-6 securitization; however, such securitization transaction will also involve a second and third group of senior certificates and their related mortgage pool of hybrid adjustable rate mortgage loans. Payments of principal and interest on this group of senior certificates will be based solely on collections from the fixed rate mortgage pool described in this termsheet. The two hybrid arm pools will be cross-collateralized, but neither of them will be cross collateralized with the fixed rate mortgage pool described in this termsheet. In addition, there will be two sets of subordinate certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Contacts

MBS Trading and Structuring	Rich McKinney	(212) 526-8320
	Khalil Kanaan	(212) 526-8320
	Sandeep Bharatwaj	(212) 526-8320
	Hong Zhang	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Summary of Terms
Issuer:	Lehman XS Trust 2005-6
Depositor:	Structured Asset Securities Corporation
Trustee:	Citibank N.A.
Master Servicer:	Aurora Loan Services LLC.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in November 2005.
Cut-Off Date:	October 1, 2005
Expected Closing Date:	October 31, 2005
Expected Settlement Date:	October 31, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	Zero day delay for Class A1– All other Classes on a 24 day delay basis.
First Distribution Date:	November 25, 2005
Day Count:	30/360 for all classes (except for the Class A1 Certificates, which will be actual/360)
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	Substantially all of the loans have a Servicing Fee of 0.25% of the pool principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M1, M2, and M3 Certificates.
SMMEA Eligibility:	All classes, other than the Class M2 and Class M3 Certificates, are expected to be SMMEA eligible.
ERISA Eligibility:	All Classes are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LXS 2005-6 Collateral Summary for Pool 3*
Total Number of Loans	2,084	Occupancy Status
Total Outstanding Loan Balance	$383,485,773	Primary Home	58.6%
Average Loan Principal Balance	$184,014	Investment	37.3%
Percentage of Loans with Prepayment Penalties	38.87%	Second Home	4.1%
Weighted Average Coupon	6.811%
Weighted Average Original Term (mo.)	358
Weighted Average Remaining Term (mo.)	356	Geographic Distribution
Weighted Average Loan Age (mo.)	1	(Other states account individually for less than
Weighted Average Original LTV	76.11%	5% of the Cut-off Date principal balance.)
Original LTV > 80 and no MI (whole pool)	1.02%	CA	14.4%
Non-Zero Weighted Average FICO	699	TX	9.9%
		FL	9.1%
Prepayment Penalty (years)		AZ	7.3%
None	61.1%	NY	6.3%
0.001 - 1.000	3.1%	CO	5.2%
1.001 - 2.000	0.2%
2.001 - 3.000	35.5%	Lien Position
		First	100.0%

*    The Mortgage Loan collateral tables shown have a cut-off date of October 1, 2005.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3
Collateral characteristics are listed below as of the Cut-off date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	69	$2,835,590.99	0.74%
50,000.01 - 100,000.00	467	35,209,207.92	9.18
100,000.01 - 150,000.00	564	70,477,389.51	18.38
150,000.01 - 200,000.00	357	62,242,311.05	16.23
200,000.01 - 250,000.00	210	46,866,618.87	12.22
250,000.01 - 300,000.00	122	33,646,469.18	8.77
300,000.01 - 350,000.00	100	32,529,583.45	8.48
350,000.01 - 400,000.00	67	24,916,457.08	6.50
400,000.01 - 450,000.00	38	16,242,175.43	4.24
450,000.01 - 500,000.00	33	15,717,034.76	4.10
500,000.01 - 550,000.00	10	5,264,563.06	1.37
550,000.01 - 600,000.00	14	8,083,028.89	2.11
600,000.01 - 650,000.00	11	7,060,190.36	1.84
650,000.01 - 700,000.00	2	1,378,912.81	0.36
700,000.01 - 750,000.00	1	738,783.32	0.19
750,000.01 - 800,000.00	6	4,652,979.90	1.21
800,000.01 - 850,000.00	3	2,514,272.48	0.66
850,000.01 - 900,000.00	2	1,759,225.11	0.46
950,000.01 - 1,000,000.00	2	1,968,500.00	0.51
1,000,000.01 - 1,250,000.00	1	1,179,927.15	0.31
1,250,000.01 - 1,500,000.00	3	4,218,891.03	1.10
1,750,000.01 - 2,000,000.00	2	3,983,661.43	1.04
Total:	2,084	$383,485,773.78	100.00%

Minimum:

$10,691

Maximum:

$1,996,461

Average:

$184,014

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5.001 - 5.500	12	$2,716,434.88	0.71%
5.501 - 6.000	204	46,678,127.87	12.17
6.001 - 6.500	368	70,592,296.74	18.41
6.501 - 7.000	852	158,246,417.99	41.27
7.001 - 7.500	322	56,501,078.31	14.73
7.501 - 8.000	192	32,636,070.27	8.51
8.001 - 8.500	108	13,047,737.29	3.40
8.501 - 9.000	24	2,951,782.95	0.77
9.001 - 9.500	2	115,827.48	0.03
Total:	2,084	$383,485,773.78	100.00%

Minimum:

5.250%

Maximum:

9.500%

Weighted Average:

6.811%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
Original Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
171 - 180	21	$3,745,202.51	0.98%
181 - 240	25	2,227,719.70	0.58
301 - 360	2,038	377,512,851.57	98.44
Total:	2,084	$383,485,773.78	100.00%
Minimum: 180 Maximum: 360 Weighted Average: 358
Remaining Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 180	21	$3,745,202.51	0.98%
181 - 240	26	2,401,464.60	0.63
241 - 360	2,037	377,339,106.67	98.40
Total:	2,084	$383,485,773.78	100.00%
Minimum: 172 Maximum: 360 Weighted Average: 356

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.001 - 20.000	2	$164,353.91	0.04%
20.001 - 30.000	4	602,646.10	0.16
30.001 - 40.000	10	1,626,889.33	0.42
40.001 - 50.000	23	7,085,454.58	1.85
50.001 - 60.000	55	18,244,366.08	4.76
60.001 - 70.000	182	47,923,309.37	12.50
70.001 - 80.000	1,695	290,074,536.96	75.64
80.001 - 90.000	89	13,821,512.34	3.60
90.001 - 100.000	24	3,942,705.11	1.03
Total:	2,084	$383,485,773.78	100.00%
Minimum: 14.930% Maximum: 95.000% Weighted Average: 76.112%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1	$418,210.84	0.11%
441 - 460	1	153,012.79	0.04
521 - 540	1	522,276.57	0.14
541 - 560	1	237,286.48	0.06
561 - 580	2	686,000.00	0.18
601 - 620	24	6,500,968.88	1.70
621 - 640	225	49,833,857.98	12.99
641 - 660	242	55,358,302.51	14.44
661 - 680	201	36,779,402.46	9.59
681 - 700	315	54,650,346.06	14.25
701 - 720	244	42,662,886.93	11.13
721 - 740	229	39,455,522.29	10.29
741 - 760	218	37,237,147.24	9.71
761 - 780	202	32,262,171.45	8.41
781 - 800	136	19,654,302.65	5.13
801 - 820	42	7,074,078.65	1.84
Total:	2,084	$383,485,773.78	100.00%
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	455 819 699

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	1,414	$231,442,837.51	60.35%
Cash Out Refinance	501	116,136,614.47	30.28
Rate/Term Refinance	169	35,906,321.80	9.36
Total:	2,084	$383,485,773.78	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	1,159	$203,824,225.27	53.15%
2-4 Family	368	76,150,501.88	19.86
PUD	372	72,927,915.34	19.02
Condo	181	29,838,404.41	7.78
Coop	4	744,726.88	0.19
Total:	2,084	$383,485,773.78	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
States – Top 10
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
CA	165	$55,137,303.90	14.38%
TX	323	38,072,918.68	9.93
FL	180	35,053,686.48	9.14
AZ	147	27,822,759.26	7.26
NY	69	23,996,514.60	6.26
CO	95	19,847,092.75	5.18
MD	73	14,949,731.97	3.90
WA	75	14,170,487.86	3.70
UT	82	11,873,864.00	3.10
NJ	42	11,807,567.20	3.08
Other	833	130,753,847.08	34.10
Total:	2,084	$383,485,773.78	100.00%
Interest Only Loan Term
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1,232	$197,915,786.69	51.61%
60	17	4,494,300.00	1.17
120	835	181,075,687.09	47.22
Total:	2,084	$383,485,773.78	100.00%
Balloon Loan Flag
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Fully Amortizing	2,084	$383,485,773.78	100.00%
Total:	2,084	$383,485,773.78	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
Prepayment Penalty in Years
(Years)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1,219	$234,424,714.72	61.13%
0.333	15	4,088,337.50	1.07
0.417	1	277,600.00	0.07
0.500	15	3,893,208.29	1.02
1.000	16	3,676,073.46	0.96
2.000	5	923,503.82	0.24
3.000	813	136,202,335.99	35.52
Total:	2,084	$383,485,773.78	100.00%
Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	862	$166,757,974.81	43.48%
Full	781	125,163,300.13	32.64
No Documentation	305	62,801,021.32	16.38
No Ratio	136	28,763,477.52	7.50
Total:	2,084	$383,485,773.78	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date

Seasoning
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0	719	$133,126,986.45	34.71%
1 - 12	1,357	247,902,041.09	64.64
13 - 24	6	1,939,795.65	0.51
25 - 36	1	343,205.69	0.09
133 - 144	1	173,744.90	0.05
Total:	2,084	$383,485,773.78	100.00%

$379,650,000 (Approximate) LEHMAN XS TRUST, SERIES 2005-6 SENIOR/SUBORDINATE CERTIFICATES

		To 10% Call
			Expected Initial	Legal	Expected
	Approx.		C/E (4)	Final	Ratings
Class	Size ($) (1)	Coupon / Margin (2) (3)	(%)	Maturity	(Moody’s/S&P) (5)
A1(6) (7) (8)	[186,016,000]	LIBOR + [0.20%]	6.50%	November 25, 2035	[Aaa/AAA]
A2 (6) (7)	[71,096,000]	[5.4560%]	6.50%	November 25, 2035	[Aaa/AAA]
A3 (6) (7)	[61,346,000]	[5.8121%]	6.50%	November 25, 2035	[Aaa/AAA]
A4 (6) (7) (9)	[35,384,232]	[5.5053%]	6.50%	November 25, 2035	[Aaa/AAA]
M1(6) (7)	[ ]	[5.5884%]	[ ]%	November 25, 2035	[TBD]
M2 (6) (7)	[ ]	[5.6879%]	[ ]%	November 25, 2035	[TBD]
M3 (6) (7)	[ ]	[6.2816%]	[ ]%	November 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2 and M3 Certificates are not being offered herein.

(1)

The bond sizes are based on the October 1, 2005 collateral balance (the “Cut-off Date Balance”), as shown on pages 15-24.  Subject to a permitted variance of + 10% in the aggregate.

(2)

The interest rates for the Class A1, A2, A3, A4, M1, M2, and M3 Certificates for any Accrual Period will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap (as defined below).

(3)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the margin for the Class A1 Certificates will double, the interest rate for each of the Class A2, Class A3 and Class A4 Certificates will increase by 0.50%, and the interest rate for each of the Class M1, Class M2 and Class M3 Certificates will increase by 0.75%, in each case subject to the Net Funds Cap.

(4)

The expected initial credit enhancement percentage includes the target overcollateralization of 1.00%, and will be supplemented by initial excess spread which will provide additional credit enhancement.

(5)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(6)

Accrued interest will be applied to the Class A2, A3, A4, M1, M2 and M3 Certificates. The Class A1 Certificates will settle flat.

(7)

The Class A1, A2, A3 and A4 Certificates are the Senior Certificates; Classes M1, M2 and M3 are the Subordinate Certificates.

(8)

An interest rate cap will be purchased for the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class A1 Certificates but not credit losses on the mortgage loans.  The [thirty-eight] month Interest Rate Cap will have a strike rate of [6.2604%].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(9)

The Class A4 Certificates are non-accelerating Senior Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Principal Payment Priorities:

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Principal Payment Priority

Prior to the Stepdown Date or whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates until the aggregate Certificate Principal Amount equals the Pool Balance less the Overcollateralization Target for such Distribution Date as follows:

(I)

Concurrently as follows:

i.

To the Class A4 Certificates, the Class A4 Priority Amount; and

ii.

Sequentially, to the Class A1, A2 and A3 Certificates, until reduced to zero; and

(II)

Sequentially, to the Class M1, Class M2, and Class M3 Certificates.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates as described in (I) above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated as described in (II) so that the credit enhancement behind each class equals two times the respective initial credit enhancement percentage for each class (including the Overcollateralization Target), as a product of the current loan balance, subject to a floor equal to approximately 1.00% of the Cut-Off Date Balance.

The “Class A4 Priority Amount” for determining distributions of principal to the Class A4 Certificates for any Distribution Date will be equal to the lesser of (i) the Class Principal Amount of the Class A4 Certificates immediately prior to such Distribution Date and (ii) the product of (x) the Senior Principal Distribution Amount, (y) the Class A4 Percentage and (z) the Class A4 Shift Percentage; provided, however, if prior to such Distribution Date the aggregate Class Principal Amounts of the Class A1, A2 and A3 Certificates have been reduced to zero, the Class A4 Priority Amount will equal 100% of the Senior Principal Distribution Amount.

The “Class A4 Percentage” for any Distribution Date will be equal to the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Class Principal Amount of the Class A4 Certificates immediately prior to such Distribution Date by (y) the aggregate Class Principal Amount of the Class A Certificates immediately prior to such Distribution Date.

The “Class A4 Shift Percentage” for any Distribution Date occurring prior to the 37th Distribution Date (i.e., November 2008) will be 0%; for the 37th through 60th Distribution Dates, 45%; for the 61st through 72nd Distribution Dates, 80%; for the 73rd through 84th Distribution Dates, 100%; and thereafter, 300%.

The ‘‘Principal Remittance Amount’’ for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than in connection with Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less related unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller during the related Prepayment Period (less unrelated unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the portion of any Substitution Amount paid with respect to any replaced Mortgage Loans during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) a portion of any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee which have not been reimbursed from the Interest Remittance Amount, but, in the case of the Trustee, subject to an annual ceiling limitation set forth in the trust agreement.

The “Senior Principal Distribution Amount” for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Remittance Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the aggregate Class Principal Amount of the Senior Certificates immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (as defined herein).

The “Senior Target Amount” for any Distribution Date will be equal to the lesser of (a) the product of (i) approximately [87.00%] and (ii) the Pool Balance for such Distribution Date and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date exceeds (ii) 1.00% of the Cut-Off Date Balance.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M1, Class M2, and Class M3 Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the aggregate loan balance after giving effect to distributions on that Distribution Date.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Interest Payment Priority

The Interest Rates for Classes A1, A2, A3, A4, M1, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated or described on pages 1 and 2 and (ii) the Net Funds Cap (as defined herein).  Interest for the Class A2, A3, A4, M1, M2, and M3 Certificates will be calculated on a 30/360 basis.  Interest for the Class A1 Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the Class A2, A3, A4, M1, M2, and M3 Certificates on each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.  The “Accrual Period” for the Class A1 Certificates for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or the closing date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

The Interest Remittance Amount for each Distribution Date will be allocated in the following priority:

(1)

To pay fees including the Servicing Fee and to reimburse the Servicer or Master Servicer for any servicing advances;

(2)

To pay Current Interest and then to pay Carryforward Interest to the Class A1, A2, A3 and A4 Certificates on a prorata basis;

(3)

To pay Current Interest and then to pay Carryforward Interest to the Class M1, M2, and M3 Certificates, sequentially;

(4)

To pay the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed “excess interest” for such Distribution Date and will be distributed as principal, according to the Principal Payment Priorities in effect for such Distribution Date, as needed to create or maintain the Overcollateralization Target;

(6)

To pay to the Class A1, A2, A3 and A4 Certificates on a prorata basis any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

To pay sequentially to the Class M1, M2, and M3 Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(8)

Pro rata, to the Class A Certificates any unpaid interest on Deferred Amounts and any unpaid Deferred Amounts;

(9)

To pay sequentially to the Class M1, M2, and M3 Certificates any unpaid Deferred Amounts;

(10)

To pay the holders of the Class X Certificates; and

(11)

All remaining amounts to the holder of the Class R Certificate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Current Interest

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

A1 Interest Rate Cap

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans.  The thirty-eight month Interest Rate Cap will have a strike rate of [6.2604%].  It will contribute cash in the event one-month LIBOR rises above the strike rate. The Notional Balance of the Interest Rate Cap will be equal to the following schedule:

Distribution Dates (Months)	Notional Balance for Interest Rate Cap	Distribution Dates (Months)	Notional Balance for Interest Rate Cap
1	$186,016,000	21	78,549,588
2	182,032,244	22	73,307,993
3	178,033,697	23	68,164,742
4	173,999,554	24	63,118,002
5	169,626,540	25	58,165,971
6	164,922,915	26	53,306,882
7	159,897,935	27	48,539,002
8	154,561,820	28	43,860,628
9	148,925,730	29	39,270,090
10	143,001,729	30	34,765,748
11	136,802,746	31	30,345,994
12	130,469,881	32	26,009,249
13	124,254,675	33	21,753,963
14	118,155,969	34	17,578,616
15	112,171,591	35	13,481,715
16	106,299,411	36	9,461,795
17	100,537,335	37	5,517,419
18	94,883,311	38	2,002,687
19	89,335,324	39	0
20	83,891,397

On each Payment Date, the cap provider will make payments equal to the product of (a) the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) the actual number of days in the corresponding accrual period for the transaction divided by 360, and (c) the lesser of the notional balance set forth above and the class principal amount of the Class A1 Certificates.  Payments received under the Interest Rate Cap will only be available to benefit the Class A1 Certificates or, in certain cases, the Class X Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the product of (x) the weighted average Net Mortgage Rate and (y) with respect to the Class A1 Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided that with respect to the other classes of Certificates clause (y) will be equal to 1.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated or described on pages 1 and 2 exceeds (b) the amount of interest paid on such class calculated using the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class A Certificates (pro-rata).  Any Applied Loss Amounts allocated to the Certificates will become Deferred Amounts (as defined herein). The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC. (“Aurora,” an affiliate of Lehman Brothers), on the Distribution Date following the Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date Balance.  If the optional redemption is not exercised on the first possible Distribution Date by Aurora, then beginning with the following Distribution Date, the interest rate for each of the Class A Certificates (other than the Class A1 Certificates) will increase by 0.50%, the interest rate for each Class of Subordinate Certificates will increase by 0.75% and the margin on the Class A1 Certificate will double, in each case subject to the Net Funds Cap.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Origination and Servicing

95.88% of the Mortgage Loans were originated by Aurora Loan Services, LLC. 96.02% of the Mortgage Loans are serviced by Aurora Loan Services, LLC.

Credit Enhancement

Subordination

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, the Class M1 Certificates will be senior in right of priority to the Class M2 Certificates and Class M3 Certificates; the Class M2 Certificates will be senior in right of priority to the Class M3 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class M3 Certificates, Class M2 Certificates, Class M1 Certificates, and then the Class A Certificates (pro rata) have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization).  Excess interest will be used to create or maintain the Overcollateralization Target. As of the Closing Date, the total principal balance of the pool 3 mortgage loans will exceed the total principal amount of the group 3 certificates by approximately $3,834,949, which is approximately 1.00% of the Cut-Off Date Balance.

The “Overcollateralization Target” for any Distribution Date is an amount equal to approximately $3,834,949 (1.00% of the Cut-off Date Balance).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [41.85%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date loan principal balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

November 2008 through October 2009

[0.75%] for the first month, plus an additional 1/12th

of 0.40% for each month thereafter

November 2009 through October 2010

[1.15%] for the first month, plus an additional 1/12th

of 0.35% for each month thereafter

November 2010 through October 2011

[1.50%] for the first month, plus an additional 1/12th

of 0.25% for each month thereafter

November 2011 and thereafter

[1.75%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all of the Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Other Considerations

This term sheet solely describes one group of senior certificates and its related fixed rate mortgage pool in the LXS 2005-6 securitization; however, such securitization transaction will also involve a second and third group of senior certificates and their related mortgage pools of hybrid adjustable rate mortgage loans. Payments of principal and interest on the group of senior certificates described herein will be based solely on collections from the fixed rate mortgage pool described in this termsheet. The two hybrid arm pools will be cross-collateralized, but neither of them will be cross collateralized with the fixed rate mortgage pool described in this termsheet. In addition, there will be two sets of subordinate certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Contacts

MBS Trading and Structuring	Rich McKinney	(212) 526-8320
	Khalil Kanaan	(212) 526-8320
	Sandeep Bharatwaj	(212) 526-8320
	Hong Zhang	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Summary of Terms
Issuer:	Lehman XS Trust 2005-6
Depositor:	Structured Asset Securities Corporation
Trustee:	Citibank N.A.
Master Servicer:	Aurora Loan Services LLC.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in November 2005.
Cut-Off Date:	October 1, 2005
Expected Closing Date:	October 31, 2005
Expected Settlement Date:	October 31, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	Zero day delay for Class A1– All other Classes on a 24 day delay basis.
First Distribution Date:	November 25, 2005
Day Count:	30/360 for all classes (except for the Class A1 Certificates, which will be actual/360)
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	Substantially all of the loans have a Servicing Fee of 0.25% of the pool principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M1, M2, and M3 Certificates.
SMMEA Eligibility:	All classes, other than the Class M2 and Class M3 Certificates, are expected to be SMMEA eligible.
ERISA Eligibility:	All Classes are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.
Class A Certificates or Senior Certificates:	Class A1, A2, A3 and A4 Certificates
Subordinate Certificates:	Class M1, M2 and M3 Certificates
Offered Certificates:	Class A Certificates

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LXS 2005-6 Collateral Summary for Pool 3*
Total Number of Loans	2,084	Occupancy Status
Total Outstanding Loan Balance	$383,485,773	Primary Home	58.6%
Average Loan Principal Balance	$184,014	Investment	37.3%
Percentage of Loans with Prepayment Penalties	38.87%	Second Home	4.1%
Weighted Average Coupon	6.811%
Weighted Average Original Term (mo.)	358
Weighted Average Remaining Term (mo.)	356	Geographic Distribution
Weighted Average Loan Age (mo.)	1	(Other states account individually for less than
Weighted Average Original LTV	76.11%	5% of the Cut-off Date principal balance.)
Original LTV > 80 and no MI (whole pool)	1.02%	CA	14.4%
Non-Zero Weighted Average FICO	699	TX	9.9%
		FL	9.1%
Prepayment Penalty (years)		AZ	7.3%
None	61.1%	NY	6.3%
0.001 - 1.000	3.1%	CO	5.2%
1.001 - 2.000	0.2%
2.001 - 3.000	35.5%	Lien Position
		First	100.0%

*    The Mortgage Loan collateral tables shown have a cut-off date of October 1, 2005.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

Collateral Characteristics for Pool 3
Collateral characteristics are listed below as of the Cut-off date
Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	69	$2,835,590.99	0.74%
50,000.01 - 100,000.00	467	35,209,207.92	9.18
100,000.01 - 150,000.00	564	70,477,389.51	18.38
150,000.01 - 200,000.00	357	62,242,311.05	16.23
200,000.01 - 250,000.00	210	46,866,618.87	12.22
250,000.01 - 300,000.00	122	33,646,469.18	8.77
300,000.01 - 350,000.00	100	32,529,583.45	8.48
350,000.01 - 400,000.00	67	24,916,457.08	6.50
400,000.01 - 450,000.00	38	16,242,175.43	4.24
450,000.01 - 500,000.00	33	15,717,034.76	4.10
500,000.01 - 550,000.00	10	5,264,563.06	1.37
550,000.01 - 600,000.00	14	8,083,028.89	2.11
600,000.01 - 650,000.00	11	7,060,190.36	1.84
650,000.01 - 700,000.00	2	1,378,912.81	0.36
700,000.01 - 750,000.00	1	738,783.32	0.19
750,000.01 - 800,000.00	6	4,652,979.90	1.21
800,000.01 - 850,000.00	3	2,514,272.48	0.66
850,000.01 - 900,000.00	2	1,759,225.11	0.46
950,000.01 - 1,000,000.00	2	1,968,500.00	0.51
1,000,000.01 - 1,250,000.00	1	1,179,927.15	0.31
1,250,000.01 - 1,500,000.00	3	4,218,891.03	1.10
1,750,000.01 - 2,000,000.00	2	3,983,661.43	1.04
Total:	2,084	$383,485,773.78	100.00%

Minimum:

$10,691

Maximum:

$1,996,461

Average:

$184,014

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5.001 - 5.500	12	$2,716,434.88	0.71%
5.501 - 6.000	204	46,678,127.87	12.17
6.001 - 6.500	368	70,592,296.74	18.41
6.501 - 7.000	852	158,246,417.99	41.27
7.001 - 7.500	322	56,501,078.31	14.73
7.501 - 8.000	192	32,636,070.27	8.51
8.001 - 8.500	108	13,047,737.29	3.40
8.501 - 9.000	24	2,951,782.95	0.77
9.001 - 9.500	2	115,827.48	0.03
Total:	2,084	$383,485,773.78	100.00%

Minimum:

5.250%

Maximum:

9.500%

Weighted Average:

6.811%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
Original Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
171 - 180	21	$3,745,202.51	0.98%
181 - 240	25	2,227,719.70	0.58
301 - 360	2,038	377,512,851.57	98.44
Total:	2,084	$383,485,773.78	100.00%
Minimum: 180 Maximum: 360 Weighted Average: 358
Remaining Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 180	21	$3,745,202.51	0.98%
181 - 240	26	2,401,464.60	0.63
241 - 360	2,037	377,339,106.67	98.40
Total:	2,084	$383,485,773.78	100.00%
Minimum: 172 Maximum: 360 Weighted Average: 356

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.001 - 20.000	2	$164,353.91	0.04%
20.001 - 30.000	4	602,646.10	0.16
30.001 - 40.000	10	1,626,889.33	0.42
40.001 - 50.000	23	7,085,454.58	1.85
50.001 - 60.000	55	18,244,366.08	4.76
60.001 - 70.000	182	47,923,309.37	12.50
70.001 - 80.000	1,695	290,074,536.96	75.64
80.001 - 90.000	89	13,821,512.34	3.60
90.001 - 100.000	24	3,942,705.11	1.03
Total:	2,084	$383,485,773.78	100.00%
Minimum: 14.930% Maximum: 95.000% Weighted Average: 76.112%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1	$418,210.84	0.11%
441 - 460	1	153,012.79	0.04
521 - 540	1	522,276.57	0.14
541 - 560	1	237,286.48	0.06
561 - 580	2	686,000.00	0.18
601 - 620	24	6,500,968.88	1.70
621 - 640	225	49,833,857.98	12.99
641 - 660	242	55,358,302.51	14.44
661 - 680	201	36,779,402.46	9.59
681 - 700	315	54,650,346.06	14.25
701 - 720	244	42,662,886.93	11.13
721 - 740	229	39,455,522.29	10.29
741 - 760	218	37,237,147.24	9.71
761 - 780	202	32,262,171.45	8.41
781 - 800	136	19,654,302.65	5.13
801 - 820	42	7,074,078.65	1.84
Total:	2,084	$383,485,773.78	100.00%
Non-Zero Minimum: Maximum: Non-Zero Weighted Average:	455 819 699

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	1,414	$231,442,837.51	60.35%
Cash Out Refinance	501	116,136,614.47	30.28
Rate/Term Refinance	169	35,906,321.80	9.36
Total:	2,084	$383,485,773.78	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	1,159	$203,824,225.27	53.15%
2-4 Family	368	76,150,501.88	19.86
PUD	372	72,927,915.34	19.02
Condo	181	29,838,404.41	7.78
Coop	4	744,726.88	0.19
Total:	2,084	$383,485,773.78	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date
States – Top 10
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
CA	165	$55,137,303.90	14.38%
TX	323	38,072,918.68	9.93
FL	180	35,053,686.48	9.14
AZ	147	27,822,759.26	7.26
NY	69	23,996,514.60	6.26
CO	95	19,847,092.75	5.18
MD	73	14,949,731.97	3.90
WA	75	14,170,487.86	3.70
UT	82	11,873,864.00	3.10
NJ	42	11,807,567.20	3.08
Other	833	130,753,847.08	34.10
Total:	2,084	$383,485,773.78	100.00%

Interest Only Loan Term
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1,232	$197,915,786.69	51.61%
60	17	4,494,300.00	1.17
120	835	181,075,687.09	47.22
Total:	2,084	$383,485,773.78	100.00%

Balloon Loan Flag
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Fully Amortizing	2,084	$383,485,773.78	100.00%
Total:	2,084	$383,485,773.78	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date

Prepayment Penalty in Years
(Years)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1,219	$234,424,714.72	61.13%
0.333	15	4,088,337.50	1.07
0.417	1	277,600.00	0.07
0.500	15	3,893,208.29	1.02
1.000	16	3,676,073.46	0.96
2.000	5	923,503.82	0.24
3.000	813	136,202,335.99	35.52
Total:	2,084	$383,485,773.78	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	862	$166,757,974.81	43.48%
Full	781	125,163,300.13	32.64
No Documentation	305	62,801,021.32	16.38
No Ratio	136	28,763,477.52	7.50
Total:	2,084	$383,485,773.78	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Characteristics for Pool 3 (continued)
Collateral characteristics are listed below as of the Cut-off date

Seasoning
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0	719	$133,126,986.45	34.71%
1 - 12	1,357	247,902,041.09	64.64
13 - 24	6	1,939,795.65	0.51
25 - 36	1	343,205.69	0.09
133 - 144	1	173,744.90	0.05
Total:	2,084	$383,485,773.78	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).